                                  EXHIBIT 99.1

                                                       CONTACT:  Robert K. Hynes
                                                                  Monica Burrows
                                                                  (212) 355-5200

                                                   RELEASE DATE:  August 6, 2002

FOR IMMEDIATE RELEASE

                        WHX ANNOUNCES SECOND QUARTER 2002
                                FINANCIAL RESULTS

New York - WHX Corp. (NYSE: WHX)

            WHX today  reported net income of $7.8  million,  on sales of $109.2 million,  for the  second  quarter  of 2002  compared  with net  income  of $7.8 million,  on sales of $101.0  million  for the  second  quarter  of 2001.  After deducting accruals for preferred dividends,  basic and diluted income per common share was $.19 for the second  quarter of 2002  compared with income of $.18 per common share for the second quarter of 2001.  Income from continuing  operations was $1.3 million (a loss of $.22 per share after deducting preferred  dividends)
for the second  quarter of 2002,  compared to income of $5.7 million or $.04 per share after deducting  preferred  dividends,  for the second quarter of 2001. As previously  announced,  the Company  sold all of its shares of capital  stock of
Unimast, Inc. on July 31, 2002 for $95 million in cash.  Accordingly the results of operations of Unimast have been classified as discontinued operations for the periods presented. Income from discontinued operations was $6.5 million, or $.41 per share,  for the second quarter of 2002,  compared to income of $2.1 million, or $.14 per share for the second quarter of 2001.

            In the second quarter of 2002 the Company  adopted the provisions of
Statement of Financial  Accounting  Standards No. 145. This Statement eliminates the automatic  classification  of gain or loss on  extinguishment  of debt as an extraordinary  item of  income.  As a result  prior  period  results  have  been restated  to  reflect  gains on  retirement  of debt as income  from  continuing operations.  In the second quarter of 2001 the Company recorded an extraordinary gain on the  retirement of debt of $19.0 million  ($12.4  million after tax). In the first  quarter of 2002 the  Company  recorded an  extraordinary  gain on the retirement of debt of $29.0 million ($18.9 million after tax).  These gains have been reclassified as earnings from continuing operations.

            In the  first  quarter  of 2002 the  Company  adopted  Statement  of
Financial  Accounting  Statement  No. 142 effective  January 1, 2002.  These new rules require,  among other things,  that goodwill and other  intangible  assets with indefinite useful lives no longer be amortized, and that they be tested for impairment at least annually. The adoption of the non-amortization provisions of
SFAS No. 142  resulted in second  quarter  earnings  improvement  of  continuing operations of $1.7 million over the second quarter of 2001.

            On  November  16,   2000,   one  of  the   Company's   wholly  owned
subsidiaries, Wheeling-Pittsburgh Corporation (WPC), and its subsidiaries, filed
petitions  seeking   reorganization  under  Chapter  11  of  the  United  States
Bankruptcy  Code. As a result of the Bankruptcy  Filing,  the Company has, as of
November 16, 2000, deconsolidated the balance sheet of WPC and its subsidiaries.
As a result of the deconsolidation,  the consolidated balance sheets at

June 30,  2002  and  December  31,  2001 do not  include  any of the  assets  or liabilities of WPC and its subsidiaries,  and the accompanying June 30, 2002 and
2001 consolidated statement of operations excludes the operating results of WPC.

Second Quarter Income From Continuing Operations and Other Income

            For the  second  quarter  of 2002,  operating  loss from  continuing operations  was $5.0 million,  compared to an operating  loss of $2.3 million in the second quarter of 2001.

            Operating  income from the Precious Metal segment  declined by $10.8 million  from income of $3.1  million in 2001 to a loss of $7.8 million in 2002.
The 2002 quarterly results include a $10.7 million  restructuring charge related to the previously  announced decision to exit certain precious metal activities.
Operating income at the Wire & Tubing segment increased from $1.1 million in the second  quarter  2001 to $2.3 million in the second  quarter of 2002,  primarily
from  increased  tubing  revenues  in  refrigeration   markets.  The  Engineered
Materials  segment reported an increase in operating income from $2.5 million in the second  quarter of 2001 to $4.5 million in the second  quarter of 2002.  The
2002 results include $2.0 million in operating income from Pittsburgh  Canfield, the  assets  of which  were  acquired  from WPC on June  29,  2001.  Unallocated corporate  expenses  declined from $7.2 million in the second quarter of 2001 to
$4.0 million in the second  quarter of 2002  primarily  related to  nonrecurring expenses in 2001.

            In the quarters ended June 30, 2002 and 2001, the Company recognized gains  of  $11.2  million  and  $19.0  million,  respectively,  from  the  early retirement of debt.

            Other expense was $1.6 million for the second  quarter 2002 compared to income of $7.2 million in the second quarter 2001.  The 2002 period  includes an unrealized loss on an interest rate swap of $1.7 million, losses on disposals of fixed assets and other  expenses,  partially  offset by investment  income of
$1.4  million.  The  2001  period  includes  $4.0  million  of  income  from WHX
Entertainment and a $3.4 million favorable settlement of a lawsuit.

Liquidity and Capital

            At  June  30,  2002,  total  liquidity  of  continuing   operations,
comprising  cash,  short-term  investments and funds available under bank credit arrangements,  totaled $98.1 million.  At June 30, 2002,  funds  available under credit arrangements totaled $54.6 million.

            This press release contains  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking  statements  involve risks and  uncertainty,  including  without limitation,  general economic  conditions,  the ability of the Company to market and sell its products, and the effects of competition and pricing.  Although the
Company believes that the assumptions underlying the forward-looking  statements are reasonable, any of the assumptions could be inaccurate, and therefore, there cannot be assurance that any  forward-looking  statements included in this press release will prove to be  accurate.  In light of the  significant  uncertainties inherent in any  forward-looking  statements  included herein,  the inclusion of such information  should not be regarded as a  representation  by the Company or any other person that the objectives and plans of the Company will be achieved.

Conference Call
---------------

WHX Corporation  invites all interested  parties to the Company's second quarter
2002 conference call scheduled for Wednesday,  August 7, 2002 at 11:00 A.M. EDT.
Callers can  participate  by dialing  (800)  262-1292 and  entering  access code
591907.

                                 WHX CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                                 Three Months Ended June 30,  Six Months Ended June 30,
                                                                     2002           2001(1)     2002           2001(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    (in thousands)

Net sales                                                         $ 109,159       $ 101,041    $ 201,982       $ 200,695

Cost of goods sold                                                   86,030          81,499      161,221         164,501
                                                                  ---------       ---------    ---------       ---------
Gross profit                                                         23,129          19,542       40,761          36,194

Selling, general and administrative expenses                         17,413          21,869       34,431          40,198

Restructuring charges                                                10,700            --         10,700            --
                                                                  ---------       ---------    ---------       ---------
Income (loss) from operations                                        (4,984)         (2,327)      (4,370)         (4,004)
                                                                  ---------       ---------    ---------       ---------
Other:
           Interest expense                                           6,537          12,481       15,340          25,109
           Gain on early retirement of debt                          11,218          19,012       40,235          19,012
           Other income (expense)                                    (1,562)          7,217         (324)          3,786
                                                                  ---------       ---------    ---------       ---------
Income (loss) from continuing operations before taxes                (1,865)         11,421       20,201          (6,315)

Tax provision (benefit)                                              (3,159)          5,700       (3,944)         (1,170)
                                                                  ---------       ---------    ---------       ---------
Income (loss) from continuing operations                              1,294           5,721       24,145          (5,145)

Income from discontinued operation - net of tax                       6,492           2,062        8,343           2,734
                                                                  ---------       ---------    ---------       ---------
Income (loss) before cumulative effect of an
   accounting change                                                  7,786           7,783       32,488          (2,411)

Cumulative effect of an accounting change                              --              --        (44,000)           --
                                                                  ---------       ---------    ---------       ---------
Net income (loss)                                                     7,786           7,783      (11,512)         (2,411)

Dividend requirement for preferred stock                              4,737           5,110        9,512          10,262
                                                                  ---------       ---------    ---------       ---------
Net income (loss) applicable to common stock                      $   3,049       $   2,673    $ (21,024)      $ (12,673)
                                                                  =========       =========    =========       =========

Basic Income (Loss) Per Share of Common Stock

Income (loss) from continuing operations                          $   (0.22)      $    0.04    $    0.92       $   (1.06)
Income from discontinued operation                                     0.41            0.14         0.52            0.19
Cumulative effect of an accounting change                              --              --          (2.76)           --
                                                                  ---------       ---------    ---------       ---------
Net income (loss) per share                                       $    0.19       $    0.18    $   (1.32)      $   (0.87)
                                                                  =========       =========    =========       =========

Diluted Income (Loss) Per Share of Common Stock

Income (loss) from continuing operations                          $   (0.22)      $    0.04    $    0.76       $   (1.06)
Income from discontinued operation                                     0.41            0.14         0.26            0.19
Cumulative effect of an accounting change                              --              --          (1.38)           --
                                                                  ---------       ---------    ---------       ---------
Net income (loss) per share                                       $    0.19       $    0.18    $   (0.36)      $   (0.87)
                                                                  =========       =========    =========       =========

(1)  The results of the 2001 periods have been restated to reflect the adoption of SFAS No. 145 and the classification of
        Unimast as a discontinued operation.

                                 WHX CORPORATION
                          BUSINESS SEGMENT INFORMATION

(in thousands)                                                        Three Months End              Six Months Ended
                                                                           June 30,                     June 30,
                                                                      2002            2001(1)      2002            2001(1)
                                                                   ---------       ---------    ---------       ---------

Revenue
   Precious Metal                                                  $  42,792       $  45,758    $  77,664       $  92,746
   Wire & Tubing                                                  35,528          34,130       70,141          71,375
   Engineered Materials                                               30,839          21,153       54,177          36,574
                                                                   ---------       ---------    ---------       ---------
   Consolidated revenue                                            $ 109,159       $ 101,041    $ 201,982       $ 200,695
                                                                   =========       =========    =========       =========
Segment operating income
   Precious Metal                                                  $  (7,757)      $   3,055    $  (6,170)      $   4,047
   Wire & Tubing                                                   2,297           1,077        4,140           3,016
   Engineered Materials                                                4,506           2,480        6,394           2,691
                                                                   ---------       ---------    ---------       ---------
                                                                        (954)          6,612        4,364           9,754
                                                                   ---------       ---------    ---------       ---------

Unallocated corporate expenses                                         4,030           7,239        8,734          10,139
Goodwill amortization                                                   --             1,700         --             3,619
                                                                   ---------       ---------    ---------       ---------
    Operating loss                                                    (4,984)         (2,327)      (4,370)         (4,004)

Interest expense                                                       6,537          12,481       15,340          25,109
Gain on early retirement of debt                                      11,218          19,012       40,235          19,012
Other income (expense)                                                (1,562)          7,217         (324)          3,786
                                                                   ---------       ---------    ---------       ---------

         Income (loss) before taxes, discontinued operations
           and cumulative effect of an accounting change              (1,865)         11,421       20,201          (6,315)

Income tax expense (benefit)                                          (3,159)          5,700       (3,944)         (1,170)
Income from discontinued operations - net of tax                       6,492           2,062        8,343           2,734
                                                                   ---------       ---------    ---------       ---------

          Income (loss) before cumulative effect of an
            accounting change                                          7,786           7,783       32,488          (2,411)

Cumulative effect of an accounting change - net of tax                  --              --        (44,000)           --
                                                                   ---------       ---------    ---------       ---------

          Net income (loss)                                        $   7,786       $   7,783    $ (11,512)      $  (2,411)
                                                                   =========       =========    =========       =========

(1)  The results of the 2001 periods have been restated to reflect the adoption of SFAS No. 145 and the classification of
        Unimast as a discontinued operation.